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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-06565

H&Q Life Sciences Investors
(Exact name of registrant as specified in charter)

2 Liberty Square, 9th Floor, Boston, MA			02109
(Address of principal executive offices)			(Zip code)

2 Liberty Square, 9th Floor, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-772-8500

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2010 to September 30, 2011

ITEM 1. REPORTS TO STOCKHOLDERS.

H&Q LIFE SCIENCES INVESTORS

Annual Report

  2  0  1  1

To our Shareholders:

On September 30, 2011, the net asset value (NAV) per share of the Fund was $11.70. During the twelve month period ended September 30, 2011, total return at NAV of the Fund was 11.05%, with distributions reinvested. During the most recent six month period ended September 30, 2011, total return at NAV of the Fund was -5.51%, with distributions reinvested. The total investment return at market with distributions reinvested was 19.15% during the twelve month period ended September 30, 2011 and -8.92% during the six month period ended September 30, 2011. As such, the Fund NAV outperformed the NASDAQ Biotech Index (NBI) for both periods. Also, the Fund's market return exceeded the NBI for the full year while underperforming for the six months period. Comparisons to relevant indices are listed below.

Investment Returns	Six Months Ended 9/30/11	Year Ended 9/30/11
Investment Return at Market	-8.92%	19.15%
Net Asset Value	-5.51%	11.05%
NASDAQ Biotech Index	-6.72%	8.52%
S&P 500 Index	-13.78%	1.14%

Portfolio Highlights

There is little question that non-healthcare related events and trends have had a significant impact on performance of the healthcare sector and the Fund in the year ended September 30, 2011. During the year, performance of both the Fund's NAV and the healthcare sector (as evidenced by the NBI) significantly outperformed the broader market. Healthcare outperformance would appear to be the result of several factors. We would argue that the most important factor is a generally high level of market uncertainty and in particular a high level of perceived risk about both the domestic and global economies. Probably the greatest factor driving uncertainty is a lack of clarity about the outcomes of the sovereign debt discussions in Europe. Moreover, each successive sovereign debt problem seems to be followed by an even greater concern. These problems have weighed heavily on global markets. In the United States, partisan political bickering, as evidenced by the recent highly discordant debt ceiling discussions, is also elevating the generalized level of uncertainty about the future and it feels to us that the evident lack of consensus may continue until the 2012 elections, if not longer. From our perspective then, uncertainty in the broad market, at least as measured by the CBOE Volatility Index (VIX), could remain elevated for quite a while. We feel that the fact that healthcare is somewhat insulated from these macro events and uncertainty played a role in recent healthcare sector outperformance and we are optimistic that the trend will continue.

If there is a silver lining to this broad market concern, it is that the healthcare sector seems to provide a measure of relief. In simple terms, the sector has significantly outperformed the broad market, both in the six and twelve month periods ending September 30, 2011. This suggests to us that healthcare, after the uncertainty of the recent healthcare debate, may be returning to its historic position as a defensive sector and can be a viable investment option in times of great general uncertainty. There will always be some volatility in the healthcare sector that results from the binary nature of many drug development, approval and launch-related events, but our positive view of the sector is in large part based on the fact that companies in the healthcare sector remain in a good financial position and that that many companies in the group exhibit improving pipelines and have secured a steady stream of approvals for products that have significant upside potential. No less important is that valuations in the sector appear attractive relative to historic levels.

In terms of financial health, it is clear that the industry is amassing large cash balances. Cash availability has likely been driving significant merger and acquisition activity in the last year or more. M&A activity has been robust, demonstrating a solid recovery from the 2009 low point. We think this bodes well for the future of the sector and of the Fund. The Fund has, in its public portfolio, owned shares of Pharmaceutical Product Development Inc., which agreed to be taken private in early October. In its venture portfolio, the Fund benefitted from Hologic, Inc.'s acquisition of Interlace Medical, Inc. and from Stryker Corporation's announced acquisition of Concentric Medical, Inc.

Historically, the healthcare sector has traded at a premium to the broader market. For example, based on forward year P/E, healthcare generally traded at a 10-20% premium to the S&P 500 in the period of 2001-2008. In late 2008 and most of 2009, healthcare underperformed the broad market and declined to a 30% discount to the S&P 500. Since 2009, the healthcare industry has begun to recover and as a result has generally outperformed the broader market recently reaching a valuation level of approximate parity with the broader market. This suggests to us that the healthcare sector would outperform the broad market if it does no more than to reach the 10-20% premium exhibited during much of the last decade.

We are also optimistic about the developing product pipeline exhibited by healthcare companies. FDA approvals represent a good measure of pipeline development. We note that through August 2011, the FDA has approved 26 new medical drug entities compared to just 20 in all of 2010. Furthermore, a number of these recent approvals are groundbreaking. Among others, the FDA has approved two new breakthrough products for Hepatitis C (Incivek and Victrelis), a novel prostate cancer drug (Zytiga) as well as the first new product for lupus (Benlysta) in many years. During the year, the Fund owned shares in Vertex Pharmaceuticals Incorporated and Human Genome Sciences Inc., the companies that are commercializing Incivek and Benlysta, respectively, and has previously owned a significant position in Cougar Biotechnology, Inc., the company that initially developed Zytiga.

On the negative side, the recent product approvals have not produced the launch rates expected by some analysts. For example, the approvals of Provenge, marketed by Dendreon Corporation, and Benlysta, marketed by Human Genome Sciences, were appropriately lauded as breakthrough accomplishments. However, initial sales levels have not met analyst estimates. Unfortunately, the Fund has maintained positions in these companies into and through their initial product launches. It may well be that these drugs eventually reach lofty sales levels but, for the moment, the stocks of these companies have underperformed. If there is one thing we have been reminded of in the last year, it is that marketing a breakthrough product after approval may be just as difficult as getting it approved.

With respect to performance, as noted above, HQL NAV performance exceeded that of the NBI in the fiscal year. As for the NBI, on a market capitalization weighted basis, two stocks, Pharmasset, Inc. and Alexion Pharmaceuticals, Inc., accounted for more than the 100% of the return of the entire index. The Fund's public portfolio benefited from and maintained ownership of Alexion throughout the fiscal year and owned Pharmasset for most of the year. The Fund also benefited from ownership of Akorn, Inc. and Elan Corporation plc during the fiscal year. On the other hand, Fund return was limited by ownership of Dendreon and Human Genome Sciences.

Separately, we note that during the fiscal year, Western Investments, a known activist, accumulated a significant position in the Fund and then made certain demands. After many conversations with Western, we agreed to undertake a tender offer through which HQL would repurchase up to 35% of its shares. This tender offer was completed in June 2011. The size of the tender offer required us to make some changes to the HQL portfolio. Within the public portfolio, we reduced the number of positions owned by the Fund and decreased the size of several positions but, in our judgment, the general nature of the Fund was not changed. The restricted portfolio was not changed by the tender offer. However, as the tender offer was funded by the sale of shares of public companies, the relative size of the restricted portfolio did change. At the end of September 2011, the restricted portfolio comprised 21% of the Fund's net assets.

We also note that during the fiscal year, a shareholder proposed to declassify the Board of Trustees of HQL. The Trustees recommended against this proposal and shareholders voted down the proposal.

We also note that the Trustees of the Fund proposed to make certain changes to the Fund's Declaration of Trust in a way that expanded the Fund's ability to buy back its own shares. This proposal was approved by shareholders. Subsequently, the Trustees approved a specific plan allowing buybacks under certain conditions at the discretion of the Adviser. This program was initiated before the end of the fiscal year.

Investment Changes

During the twelve month period ended September 30, 2011, within the public portfolio, the Fund established positions in several companies including Biogen Idec, Santarus, Inc., United Therapeutics Corporation, Inhibitex, Inc., and Auxilium Pharmaceuticals, Inc., generally based on the perceived quality of the products being developed or commercialized. During the same twelve month period, the Fund exited its position in several companies including Illumina, Inc., Cephalon, Inc., Align Technology, Inc., Martek Bioscience Corporation, Hologic, Inc., and BioMarin Pharmaceuticals, Inc., based in some cases upon reaching what we perceived to be fair value and in other cases on failing to achieve our investment thesis.

During the same twelve month period, within the restricted portfolio, the Fund established positions in Tibion Corporation and Veniti, Inc. In addition, the Fund established restricted positions in IntelliPharmaCeutics International, Inc. and AP Pharma, Inc. The Fund made follow on investments in CardioKinetix, Inc. and Ceres, Inc. The Fund exited its position in Interlace Medical, Inc. and Xoft, Inc.

As always, if you have questions, please feel free to call us at (617) 772-8500.

Daniel R. Omstead
President

H&Q LIFE SCIENCES INVESTORS

LARGEST HOLDINGS BY ISSUER
(Excludes Short-Term Investments)

As of September 30, 2011

Issuer - Sector	% of Net Assets
Pharmasset, Inc. Pharmaceuticals	5.1%
Vertex Pharmaceuticals, Inc. Biotechnologies/Biopharmaceuticals	4.3%
Gilead Sciences, Inc. Biotechnologies/Biopharmaceuticals	4.1%
Concentric Medical, Inc. Medical Devices and Diagnostics	4.0%
Celgene Corporation Biotechnologies/Biopharmaceuticals	3.4%
Perrigo Company Generic Pharmaceuticals	3.3%
Teva Pharmaceutical Industries Ltd. Generic Pharmaceuticals	3.2%
Akorn, Inc. Generic Pharmaceuticals	3.0%
Targegen Milestone Interest Biotechnologies/Biopharmaceuticals	2.7%
Shire plc Pharmaceuticals	2.6%

SECTOR DIVERSIFICATION (% of Net Assets)

As of September 30, 2011

H&Q LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2011

	CONVERTIBLE SECURITIES AND WARRANTS - 15.3% of Net Assets
SHARES	Convertible Preferred and Warrants (Restricted) (a) (b) - 15.2%	VALUE
	Biotechnologies/Biopharmaceuticals - 1.2%
1,967,757	Euthymics Biosciences, Inc. Series A	$1,967,757
239,236	MacroGenics, Inc. Series D	156,006
		2,123,763
	Drug Discovery Technologies - 1.8%
1,587,302	Agilix Corporation Series B (c)	2,635
250,000	Ceres, Inc. Series C	1,625,000
21,462	Ceres, Inc. Series C-1	139,503
175,540	Ceres, Inc. Series D	1,141,010
28,385	Ceres, Inc. Series F	184,503
5,677	Ceres, Inc. warrants (expiration 9/05/15)	0
		3,092,651
	Healthcare Services - 2.1%
3,589,744	PHT Corporation Series D (c)	2,800,000
802,996	PHT Corporation Series E (c)	626,337
99,455	PHT Corporation Series F (c)	77,575
		3,503,912
	Medical Devices and Diagnostics - 10.1%
2,379,916	CardioKinetix, Inc. Series C	618,778
4,277,223	CardioKinetix, Inc. Series D	470,495
8,462,336	CardioKinetix, Inc. Series E	846,234
N/A	CardioKinetix, Inc. warrants (expiration 12/11/19) (d)	0
N/A	CardioKinetix, Inc. warrants (expiration 6/03/20) (d)	0
N/A	CardioKinetix, Inc. warrants (expiration 7/07/21) (d)	0
3,235,293	Concentric Medical, Inc. Series B (c)	4,141,175
1,162,790	Concentric Medical, Inc. Series C (c)	1,488,371
455,333	Concentric Medical, Inc. Series D (c)	582,826
453,094	Concentric Medical, Inc. Series E (c)	579,960
2,446,016	Labcyte, Inc. Series C	1,280,000
2,161,090	Magellan Biosciences, Inc. Series A	1,664,039
98,824	Magellan Biosciences, Inc. warrants (expiration 4/01/19)	0
7,877	Magellan Biosciences, Inc. warrants (expiration 5/06/19)	0
1,031,992	OmniSonics Medical Technologies, Inc. Series A-1	1,032

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2011

(continued)

SHARES	Convertible Preferred and Warrants (Restricted) (a) (b) - continued	VALUE
877,747	OmniSonics Medical Technologies, Inc. Series B-1	$878
9,606,373	Palyon Medical Corporation Series A (c)	1,537,020
43,478	TherOx, Inc. Series H	49,739
99,646	TherOx, Inc. Series I	113,995
3,280,000	Tibion Corporation Series B	1,640,000
2,606,033	Veniti, Inc. Series A (c)	2,255,000
		17,269,542
		25,989,868
PRINCIPAL AMOUNT	Convertible Notes - 0.1% (a)
	Drug Discovery Technologies - 0.1%
$108,086	Ceres, Inc., Cvt. Promissory Notes, 0.00% due 2/1/12 (Restricted)	108,086
700,000	deCode Genetics, Inc., 3.50% due 4/15/11	0
		108,086
	TOTAL CONVERTIBLE SECURITIES AND WARRANTS (Cost $30,553,935)	26,097,954
	COMMON STOCKS AND WARRANTS - 76.1%
SHARES	Biotechnologies/Biopharmaceuticals - 43.1%
34,600	Acorda Therapeutics, Inc. (b)	690,616
821,931	Adolor Corporation (b)	1,413,721
352,127	Affymax, Inc. (b)	1,577,529
62,169	Alexion Pharmaceuticals, Inc. (b)	3,982,546
164,286	Alkermes plc (b)	2,507,004
196,213	Amarin Corporation plc (b)	1,805,160
67,167	Amgen, Inc.	3,690,827
3,939,544	Antisoma plc (b) (e)	135,935
82,000	Athersys, Inc. warrants (Restricted, expiration 6/08/12) (a) (b)	0
175,150	Auxilium Pharmaceuticals, Inc. (b)	2,625,499
33,443	Biogen Idec, Inc. (b)	3,115,215
93,724	Celgene Corporation (b) (h)	5,803,390
250,000	Corcept Therapeutics Incorporated (b)	775,000
174,224	Cornerstone Therapeutics, Inc. (b)	1,115,034
117,552	Cubist Pharmaceuticals, Inc. (b)	4,151,937
410,165	Curis, Inc. (b)	1,296,121

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2011

(continued)

SHARES	Biotechnologies/ Biopharmaceuticals - continued	VALUE
141,681	Dendreon Corporation (b)	$1,275,129
237,056	Elan Corporation plc (b) (f)	2,496,200
180,832	Gilead Sciences, Inc. (b)	7,016,282
297,920	Human Genome Sciences, Inc. (b)	3,780,605
1,213,979	Inhibitex, Inc. (b)	2,986,388
614,476	Keryx Biopharmaceuticals, Inc. (b)	1,843,428
235,392	Nektar Therapeutics (b)	1,141,651
611,382	Neurocrine Biosciences, Inc. (b)	3,656,064
234,230	NPS Pharmaceuticals, Inc. (b)	1,524,837
93,100	OncoGenex Pharmaceutical, Inc. (b)	912,380
37,500	OncoGenex Pharmaceuticals, Inc. warrants (Restricted, expiration 10/22/15) (a) (b)	61,875
67,069	Onyx Pharmaceuticals, Inc. (b)	2,012,741
821,138	Telik, Inc. (b)	250,447
64,581	United Therapeutics Corporation (b)	2,421,142
166,517	Vertex Pharmaceuticals, Inc. (b)	7,416,667
		73,481,370
	Drug Delivery - 2.4%
4,133,334	A.P. Pharma, Inc. (b)	1,074,667
2,066,667	A.P. Pharma, Inc. warrants (Restricted, expiration 7/01/16) (b)	248,000
639,600	IntelliPharmaCeutics International, Inc. (b) (c)	2,142,660
319,800	IntelliPharmaCeutics International, Inc. warrants (Restricted, expiration 2/01/13) (a) (b) (c)	230,256
319,800	IntelliPharmaCeutics International, Inc. warrants (Restricted, expiration 2/01/16) (a) (b) (c)	412,542
		4,108,125
	Drug Discovery Technologies - 1.8%
215,713	Incyte Corporation (b)	3,013,511
1,601,039	MZT Holdings, Inc. (b) (c)	45,630
952,381	MZT Holdings, Inc. warrants (Restricted, expiration 1/22/12) (a) (b) (c)	0
46	Zyomyx, Inc. (Restricted) (a) (b)	11
		3,059,152
	Generic Pharmaceuticals - 11.9%
644,619	Akorn, Inc. (b)	5,034,474
256,650	Mylan, Inc. (b)	4,363,050
57,529	Perrigo Company	5,586,641
145,681	Teva Pharmaceutical Industries Ltd. (f)	5,422,247
		20,406,412

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2011

(continued)

SHARES	Healthcare Services - 1.8%	VALUE
431,900	Addus HomeCare Corporation (b)	$1,766,471
148,148	Aveta, Inc. (Restricted) (a) (g)	1,333,332
		3,099,803
	Medical Devices and Diagnostics - 3.5%
130,000	Ceracor Laboratories, Inc. (Restricted) (a) (b)	73,033
70,699	Gen-Probe, Inc. (b)	4,047,518
36,296	iCAD, Inc. (Locked-up until 12/31/11) (Restricted) (a)	16,206
145,186	iCAD, Inc. (Locked-up until 6/30/12) (Restricted) (a)	61,414
22,435	IDEXX Laboratories, Inc. (b)	1,547,342
447,080	Medwave, Inc. (b)	1,341
62,005	OmniSonics Medical Technologies, Inc. (Restricted) (a) (b)	62
21,531	Palomar Medical Technologies, Inc. (b)	169,664
139	Songbird Hearing, Inc. (Restricted) (a) (b)	93
		5,916,673
	Pharmaceuticals - 11.6%
105,976	Pharmasset, Inc. (b)	8,729,243
47,597	Sanofi, CVR (expiration 12/31/20) (b) (i)	50,453
875,977	Santarus, Inc. (b)	2,443,976
47,901	Shire plc (f)	4,499,341
178,188	Warner Chilcott plc (b)	2,548,088
800,000	Zogenix, Inc. (b)	1,464,000
		19,735,101
	TOTAL COMMON STOCKS AND WARRANTS (Cost $140,243,863)	129,806,636
	MUTUAL FUND - 1.0%
17,887	iShares Nasdaq Biotechnology Index Fund	1,669,751
	TOTAL MUTUAL FUND (Cost $1,728,242)	1,669,751

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2011

(continued)

PRINCIPAL AMOUNT	SHORT-TERM INVESTMENT - 2.6%	VALUE
$4,421,000	Repurchase Agreement, State Street Bank and Trust Co., repurchase value $4,421,004, 0.01%, dated 09/30/11, due 10/03/11 (collateralized byU.S. Treasury Note 1.75%, due 05/31/16, market value $4,511,625)	$4,421,000
	TOTAL SHORT-TERM INVESTMENT (Cost $4,421,000)	4,421,000
	TOTAL INVESTMENTS BEFORE MILESTONE INTERESTS AND OUTSTANDING OPTIONS WRITTEN - 95.0% (Cost $176,947,040)	161,995,341
INTEREST	MILESTONE INTERESTS (Restricted) (a) (b) - 4.7%
	Biotechnologies/Biopharmaceuticals - 2.7%
1	Targegen Milestone Interest	4,627,443
	Medical Devices and Diagnostics - 2.0%
1	Interlace Medical Milestone Interest	2,756,278
1	Xoft Milestone Interest	668,006
		3,424,284
	TOTAL MILESTONE INTERESTS (Cost $7,346,121)	8,051,727
NUMBER OF CONTRACTS (100 SHARES EACH)	CALL OPTION CONTRACTS WRITTEN - 0.0%
194	Celgene Corporation, strike @ 65, expires Oct - 2011	(18,818)
	TOTAL CALL OPTION CONTRACTS WRITTEN (Premiums received $43,073)	(18,818)
	TOTAL INVESTMENTS NET OF OUTSTANDING OPTIONS WRITTEN - 99.7% (Cost $184,250,088)	170,028,250

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2011

(continued)

VALUE
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.3%	$526,783
NET ASSETS - 100%	$170,555,033

(a)  Security fair valued.

(b)  Non-income producing security.

(c)  Affiliated issuers in which the Fund holds 5% or more of the voting securities (total market value of $16,921,987).

(d)  Number of warrants to be determined at a future date.

(e)  Foreign Security.

(f)  American Depository Receipt

(g)  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(h)  A portion of security is pledged as collateral for call options written.

(i)  Contingent Value Rights

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2011

(continued)

Other Information

The Fund uses a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels. Level 1 includes quoted prices in active markets for identical investments. Level 2 includes prices determined using other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.). Level 3 includes prices determined using significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). These inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2011 to value the Fund's net assets. For the year ended September 30, 2011, there were no transfers between Levels 1 and 2.

Assets at Value	Level 1	Level 2	Level 3	Total
Convertible Securities and Warrants
Biotechnologies/Biopharmaceuticals			$2,123,763	$2,123,763
Drug Discovery Technologies			3,200,737	3,200,737
Healthcare Services			3,503,912	3,503,912
Medical Devices and Diagnostics			17,269,542	17,269,542
Common Stocks and Warrants
Biotechnologies/Biopharmaceuticals	$73,419,495		61,875	73,481,370
Drug Delivery	3,217,327		890,798	4,108,125
Drug Discovery Technologies	3,059,141		11	3,059,152
Generic Pharmaceuticals	20,406,412		—	20,406,412
Healthcare Services	1,766,471		1,333,332	3,099,803
Medical Devices and Diagnostics	5,765,865		150,808	5,916,673
Pharmaceuticals	19,735,101		—	19,735,101
Mutual Fund	1,669,751		—	1,669,751
Short-Term Investment	—	$4,421,000	—	4,421,000
Milestone Interests
Biotechnologies/Biopharmaceuticals	—	—	4,627,443	4,627,443
Medical Devices and Diagnostics	—	—	3,424,284	3,424,284
Other Assets	—	—	746,232	746,232
Total	$129,039,563	$4,421,000	$37,332,737	$170,793,300
Liabilities at Value	Level 1	Level 2	Level 3	Total
Option Contracts Written	($18,818)	$—	$—	($18,818)

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2011

(continued)

Other Information, continued

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. Realized and unrealized gain (loss) disclosed in the reconciliation are included in Net Realized and Unrealized Gain (Loss) on the Statement of Operations.

Level 3 Assets	Balance as of September 30, 2010	Realized gain/loss and change in unrealized appreciation (depreciation)	Cost of purchases	Proceeds from sales	Net transfers in (out of) Level 3	Balance as of September 30, 2011
Convertible Securities and Warrants
Biotechnologies/ Biopharmaceuticals	$560,282	$21,635	$1,752,345	($210,499)	$—	$2,123,763
Drug Discovery Technologies	3,184,555	2,401	109,652	(95,871)	—	3,200,737
Healthcare Services	3,503,912	(425)	425	—	—	3,503,912
Medical Devices and Diagnostics	13,741,008	8,517,169	5,289,430	(10,278,065)	—	17,269,542
Common Stocks and Warrants
Biotechnologies/ Biopharmaceuticals	820	61,055	—	—	—	61,875
Drug Delivery	—	890,243	555	—	—	890,798
Drug Discovery Technologies	11	—	—	—	—	11
Generic Pharmaceuticals	41,378	(41,378)	—	—	—	—
Healthcare Services	1,481,480	(148,148)	—	—	—	1,333,332
Medical Devices and Diagnostics	78,936	(156,033)	227,905	—	—	150,808
Milestone Interests
Biotechnologies/ Biopharmaceuticals	4,325,927	301,516	—	—	—	4,627,443
Medical Devices and Diagnostics	—	152,692	3,271,592	—	—	3,424,284
Other Assets	878,114	—	561,049	(692,931)	—	746,232
Total	$27,796,423	$9,600,727	$11,212,953	$(11,277,366)	$—	$37,332,737
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2011						$4,601,866

In January 2010, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2010-06, Improving Disclosures about Fair Valuation Measurements (ASU 2010-06). ASU 2010-06 requires new disclosures regarding transfers in and out of Levels 1 and 2 effective for interim and annual reporting periods beginning after December 15, 2009. ASU 2010-06 will also require additional details regarding Level 3 transaction activity. Management has implemented new and revised disclosures.

In May 2011, the FASB issued Accounting Standards Update ("ASU") No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards ("IFRS")." ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2011

(continued)

will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers into and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2011

ASSETS:
Investments in unaffiliated issuers, at value (cost $161,040,871)	$145,073,354
Investments in affiliated issuers, at value (cost $15,906,169)	16,921,987
Milestone interests, at value (cost $7,346,121)	8,051,727
Cash	572
Dividends and interest receivable	4,753
Receivable for investments sold	746,038
Prepaid expenses	43,458
Other assets (See Note 1)	746,232
Total assets	171,588,121
LIABILITIES:
Accrued advisory fee	183,481
Accrued shareholder reporting fees	29,977
Payable for Fund shares repurchased	646,239
Options written, at value (premium received $43,073)	18,818
Accrued other	154,573
Total liabilities	1,033,088
NET ASSETS	$170,555,033
SOURCES OF NET ASSETS:
Shares of beneficial interest, par value $.01 per share, unlimited number of shares authorized, amount paid in on 14,578,414 shares issued and outstanding	$173,896,250
Accumulated net realized gain on investments, milestone interests and options	10,880,621
Net unrealized loss on investments, milestone interests and options	(14,221,838)
Total net assets (equivalent to $11.70 per share based on 14,578,414 shares outstanding)	$170,555,033

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

STATEMENT OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 2011

INVESTMENT INCOME:
Dividend income (net of foreign tax of $13,835)	$538,740
Interest income	30,214
Total investment income	568,954
EXPENSES:
Advisory fees	2,857,959
Legal fees	604,481
Shareholder reporting	208,561
Trustees' fees and expenses	181,290
Administration and auditing fees	154,388
Custodian fees	93,353
Transfer agent fees	63,952
Other (see Note 2)	206,005
Total expenses	4,369,989
Net investment loss	(3,801,035)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments in unaffiliated issuers	32,363,126
Closed or expired option contracts written	93,264
Net realized gain	32,456,390
Change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	3,150,437
Investments in affiliated issuers	5,191,713
Milestone interests	454,208
Option contracts written	15,335
Change in unrealized appreciation (depreciation)	8,811,693
Net realized and unrealized gain (loss)	41,268,083
Net increase in net assets resulting from operations	$37,467,048

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended September 30, 2011	Year ended September 30, 2010
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment loss	$(3,801,035)	$(1,960,166)
Net realized gain	32,456,390	13,431,666
Change in net unrealized appreciation (depreciation)	8,811,693	(1,278,332)
Net increase in net assets resulting from operations	37,467,048	10,193,168
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized capital gains	(20,290,994)	(6,272,293)
Total distributions	(20,290,994)	(6,272,293)
CAPITAL SHARE TRANSACTIONS:
Fund shares repurchased (8,068,135 and 390,499 shares, respectively) (see Notes 1 and 5)	(107,138,775)	(3,795,325)
Reinvestment of distributions (804,408 and 282,420 shares, respectively)	9,089,235	2,719,510
Total capital share transactions	(98,049,540)	(1,075,815)
Net increase (decrease) in net assets	(80,873,486)	2,845,060
NET ASSETS:
Beginning of year	251,428,519	248,583,459
End of year	$170,555,033	$251,428,519

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

STATEMENT OF CASH FLOWS

YEAR ENDED SEPTEMBER 30, 2011

CASH FLOWS FROM OPERATING ACTIVITIES:
Purchases of portfolio securities	$(213,280,247)
Purchases to close option contracts written	(176,204)
Net maturities of short-term investments	12,048,341
Sales of portfolio securities	323,412,681
Proceeds from option contracts written	155,807
Interest income received	84,198
Dividend income received	544,779
Other operating receipts (expenses paid)	(4,448,557)
Net cash provided from operating activities	118,340,798
CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid	(11,201,759)
Fund shares repurchased	(107,138,775)
Net cash used for financing activities	(118,340,534)
NET INCREASE IN CASH	264
CASH AT BEGINNING OF YEAR	308
CASH AT END OF YEAR	$572
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH PROVIDED FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$37,467,048
Purchases of portfolio securities	(213,280,247)
Purchases to close option contracts written	(176,204)
Net maturities of short-term investments	12,048,341
Sales of portfolio securities	323,412,681
Proceeds from option contracts written	155,807
Accretion of discount	(3,520)
Net realized gain on investments and options	(32,456,390)
Decrease in net unrealized appreciation (depreciation) on investments and options	(8,811,693)
Decrease in dividends and interest receivable	63,543
Decrease in accrued expenses	(168,347)
Decrease in prepaid expenses and other assets	89,779
Net cash provided from operating activities	$118,340,798

Noncash financing activities not included herein consist of reinvested distributions to shareholders of $9,089,235.

Noncash operating activity not included herein consists of corporate actions of $6,760,895.

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

FINANCIAL HIGHLIGHTS

	Years ended September 30,
	2011		2010		2009	2008	2007
OPERATING PERFORMANCE FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
Net asset value per share, Beginning of year	$11.51		$11.32		$13.18	$15.34	$13.94
Net investment loss (1)	(0.19	)(2)	(0.09	)(3)	(0.15)	(0.14)	(0.09)
Net realized and unrealized gain (loss)	1.26		0.53		(1.03)	(0.87)	2.63
Total increase (decrease) from investment operations	1.07		0.44		(1.18)	(1.01)	2.54
Distributions to shareholders from:
Net realized capital gains	(1.01)		(0.29)		(0.10)	(1.15)	(1.14)
Return of capital (tax basis)	—		—		(0.58)	—	—
Total distributions	(1.01)		(0.29)		(0.68)	(1.15)	(1.14)
Increase resulting from shares repurchased (1)	0.13		0.04		—	—	—
Net asset value per share, End of year	$11.70		$11.51		$11.32	$13.18	$15.34
Per share market value, End of year	$10.46		$9.59		$9.23	$10.62	$13.53
Total investment return at market value	19.15%		7.05%		(5.56%)	(13.52%)	10.56%
RATIOS
Expenses to average net assets	1.77%		1.52%		1.58%	1.56%	1.60%
Net investment loss to average net assets	(1.54	%)(2)	(0.79	%)(3)	(1.38%)	(0.99%)	(0.60%)
SUPPLEMENTAL DATA
Net assets, end of year (in millions)	$171		$251		$249	$278	$308
Portfolio turnover rate	93.57%		57.45%		82.88%	73.89%	112.69%

(1) Computed using average shares outstanding.

(2) Includes a special dividend from an issuer in the amount of $0.02 per share. Excluding the special dividend, the ratio of net investment loss to average net assets would have been (1.66%).

(3) Includes a special dividend from an issuer in the amount of $0.06 per share. Excluding the special dividend, the ratio of net investment loss to average net assets would have been (1.28%).

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2011

(1) Organization and Significant Accounting Policies

H&Q Life Sciences Investors (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified closed-end management investment company. The Fund's investment objective is long-term capital appreciation through investment in companies in the life sciences industry (including biotechnology, pharmaceutical, diagnostics, managed healthcare and medical equipment, hospitals, healthcare information technology and services, devices and supplies), agriculture and environmental management. The Fund invests primarily in securities of public and private companies that are believed by Hambrecht & Quist Capital Management LLC (the Adviser) to have significant potential for above-average growth.

The preparation of these financial statements requires the use of certain estimates by management in determining the Fund's assets, liabilities, revenues and expenses. Actual results could differ from these estimates and such differences could be material. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with accounting principles generally accepted in the United States of America. Events or transactions occurring after September 30, 2011 through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment Valuation

Shares of publicly traded investments listed on national securities exchanges or in the over-the-counter market are valued at the last sale price as of the close of trading, generally 4 p.m., Eastern time. Shares of publicly traded investments for which market quotations are not readily available, such as stocks for which trading has been halted or for which there are no current day sales, or whose quoted price may otherwise not reflect fair value are valued in good faith by the Adviser using a fair valuation process described below. Restricted securities of companies that are publicly traded are valued based on the closing market quote on the valuation date less a discount for the restriction. Publicly traded warrants are valued using the Black-Scholes model, which incorporates both observable and unobservable inputs. Short-term investments with a maturity of 60 days or less are valued at amortized cost, which approximates fair value.

Convertible preferred, warrants or convertible note interests in private companies, milestone interests, other restricted securities, as well as shares of publicly traded companies for which market quotations are not available or which do not reflect fair value, are valued in good faith by the Trustees, based upon the recommendations made by the Adviser pursuant to fair valuation policies and procedures approved by the Trustees. Each such fair value determination is based on a consideration of relevant factors. Factors the Adviser considers may include (i) the existence of any contractual restrictions on the disposition of securities; (ii) information obtained from the company, which may include an analysis of the company's financial statements, the company's products or intended markets or the company's technologies; (iii) the price of a security negotiated at arm's length in an issuer's completed subsequent round of financing; (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies; or (v) a probability and time value adjusted analysis of contractual term. Where appropriate, multiple valuation methodologies are applied to confirm fair value. Due to the uncertainty inherent in the valuation process, despite the Adviser's good faith effort, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the investments existed, and differences could be material. Additionally, changes in the market environment and other events that may occur over the

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2011

(continued)

life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations currently assigned.

Options on Securities

An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets, as a temporary substitute for selling selected investments, to lock in the purchase price of a security or currency which it expects to purchase in the near future, as a temporary substitute for purchasing selected investments, or to enhance potential gain.

The Fund's obligation under an exchange traded written option or investment in an exchange-traded purchased option is valued at the last sale price or in the absence of a sale, the mean between the closing bid and asked prices. Gain or loss is recognized when the option contract expires, is exercised or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

All options on securities and securities indices written by the Fund are required to be covered. When the Fund writes a call option, this means that during the life of the option the Fund may own or have the contractual right to acquire the securities subject to the option or may maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least equal to the market value of the securities underlying the option. When the Fund writes a put option, this means that the Fund will maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least equal to the exercise price of the option. The Fund may use option contracts to gain or hedge exposure to financial market risk.

Transactions in call options written for the year ended September 30, 2011 were as follows:

	Contracts	Premiums
Options outstanding, September 30, 2010	131	$19,400
Options written	1,122	155,808
Options terminated in closing purchase transactions	(397)	(56,181)
Options exercised	(274)	(16,070)
Options expired	(388)	(59,884)
Options outstanding, September 30, 2011	194	$43,073

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2011

(continued)

Derivatives not accounted for as hedging instruments under ASC 815	Statement of Assets and Liabilities Location		Statement of Operations Location
Equity Contracts	Liabilities, Options written, at value	$18,818	Net realized gain on investments in unaffiliated issuers	$(160,134)

			Net realized gain on closed or expired option contracts written	$93,264

			Change in unrealized appreciation (depreciation) on investments in unaffiliated issuers	—

			Change in unrealized appreciation (depreciation) on option contracts written	$15,335

Milestone Interests

The Fund holds financial instruments which reflect the current value of future milestone payments the Fund may receive as a result of contractual obligations from other parties. The value of such payments are adjusted to reflect the estimated risk with the relative uncertainty of both the timing and the achievement of individual milestones. A risk to the Fund is that the milestones will not be achieved and no payment will be received by the Fund. The milestone interests were received as part of the proceeds from the sale of three private companies.

The following is a summary of the impact of the three milestone interest on the financial statements as of and for the year ended September 30, 2011:

Statement of Assets and Liabilities, Milestone interests, at value	$8,051,727
Statement of Assets and Liabilities, Net unrealized loss on investments, milestone interests and options	$705,606
Statement of Operations, Net realized gain on investments in unaffiliated issuers	$0
Statement of Operations, Change in unrealized appreciation (depreciation) on milestone interests	$454,208

Other Assets

Other assets in the Statement of Assets and Liabilities consists of amounts due to the Fund at various times in the future in connection with the sale of investments in six private companies.

Investment Transactions and Income

Investment transactions are recorded on a trade date basis. Gains and losses from sales of investments are recorded using the "identified cost" method. Interest income is recorded on the accrual basis, adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date, minus any foreign taxes.

The aggregate cost of purchases and proceeds from sales of investment securities (other than short-term investments) for the year ended September 30, 2011 totaled $214,442,791 and $327,094,914 respectively.

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2011

(continued)

Repurchase Agreements

In managing short-term investments the Fund may from time to time enter into transactions in repurchase agreements. In a repurchase agreement, the Fund's custodian takes possession of the underlying collateral securities from the counterparty, the market value of which is at least equal to the principal, including accrued interest, of the repurchase transaction at all times. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral by the Fund may be delayed.

Distribution Policy

Pursuant to a Securities and Exchange Commission exemptive order, the Fund has implemented a fixed distribution policy (the Policy) that permits the Fund to make quarterly distributions at a rate set by the Board of Trustees. Under the current Policy, the Fund intends to make quarterly distributions at a rate of 2% of the Fund's net assets to shareholders of record. The Fund intends to use net realized capital gains when making quarterly distributions, if available, but the Policy would result in a return of capital to shareholders if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. Under the Policy, realized capital gains in excess of the total distributed would be included in the December distribution. Previously, for the period April 5, 2010 to November 1, 2010, the Fund had made quarterly distributions a rate of 1.25% of the Fund's net assets. The Board of Trustees suspended the Policy on August 4, 2009 and reinstated the Policy on April 5, 2010. Prior to August 4, 2009, the Fund made quarterly distributions at a rate of 2% of the Fund's net assets. The Policy has been established by the Board of Trustees and may be changed by them without shareholder approval. The Board regularly reviews the Policy and the distribution rate considering the purpose and effect of the Policy, the financial market environment, and the Fund's income, capital gains and capital available to pay distributions.

The Fund's policy is to declare distributions in stock. The distributions are automatically paid in newly-issued full shares of the Fund plus cash in lieu of any fraction of a share, unless otherwise instructed by the shareholder. The Fund's transfer agent delivers an election card and instructions to each registered shareholder in connection with each distribution. For shareholders other than registered shareholders with book entry accounts at the Fund's transfer agent, fractional shares will generally be settled in cash. The number of shares issued will be determined by dividing the dollar amount of the distribution by the lower of net asset value or market price on the pricing date. If a shareholder elects to receive a distribution in cash, rather than in shares, the shareholder's relative ownership in the Fund will be reduced. The shares reinvested will be valued at the lower of the net asset value or market price on the pricing date. Distributions in stock will not relieve shareholders of any federal, state or local income taxes that may be payable on such distributions.

Share Repurchase Program

In June 2011, the Trustees authorized a share repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares for a one year period beginning July 11, 2011. The share repurchase program was intended to enhance shareholder value and potentially reduce the discount between the market price of the Fund's shares and the Fund's net asset value.

During the period July 11, 2011 to September 30, 2011, the Fund repurchased 271,823 shares at a total cost of $2,923,913. The weighted average discount per share between the cost of

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2011

(continued)

repurchase and the net asset value applicable to such shares at the date of repurchase was 10.40%. The Fund also repurchased shares during the year under a tender offer. See Note 5.

During the year ended September 30, 2010, the Fund repurchased 390,499 shares at a total cost of $3,795,325. The weighted average discount per share between the cost of repurchase and the net asset value applicable to such shares at the date of repurchase was 18.06%.

Federal Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its taxable income and its net realized capital gains, if any. Therefore, no Federal income or excise tax provision is required.

As of September 30, 2011, the Fund had no uncertain tax positions that would require financial statement recognition or disclosure. The Fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distributions

The Fund records all distributions to shareholders from net investment income and realized gains, if any, on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences include temporary and permanent differences from losses on wash sale transactions, installment sale adjustments and ordinary loss netting to reduce short term capital gains. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations. At September 30, 2011, the Fund reclassified $3,801,035 from accumulated net realized gain on investments and $3,801,035 to undistributed net investment income for current period book/tax differences.

The tax basis components of distributable earnings and the tax cost as of September 30, 2011 were as follows:

Cost of investments for tax purposes	$183,646,426
Gross tax unrealized appreciation	$31,444,707
Gross tax unrealized depreciation	$(45,044,065)
Net tax unrealized depreciation on investments	$(13,599,358)
Undistributed Long-term capital gains	$10,233,887

The Fund has designated the distributions for its taxable years ended September 30, 2011 and 2010 as follows:

Distributions paid from:	2011	2010
Ordinary income	$11,722,298	—
Long-term capital gain	$8,568,696	$6,272,293

Statement of Cash Flows

The cash amount shown in the Statement of Cash Flows is the amount included in the Fund's Statement of Assets and Liabilities and represents cash on hand at its custodian and does not include short-term investments at September 30, 2011.

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2011

(continued)

Indemnifications

Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(2) Investment Advisory and Other Affiliated Fees

The Fund has entered into an Investment Advisory Agreement (the Advisory Agreement) with the Adviser. Pursuant to the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee at the rate when annualized of (i) 2.50% of the average net assets for the month of its venture capital and other restricted securities up to 25% of net assets and (ii) for all other net assets, 0.98% of the average net assets up to $250 million, 0.88% of the average net assets for the next $250 million, 0.80% of the average net assets for the next $500 million and 0.70% of the average net assets thereafter. The aggregate fee would not exceed a rate when annualized of 1.36%.

The Fund has entered into a Services Agreement (the Agreement) with the Adviser. Pursuant to the terms of the Agreement, the Fund reimburses the Adviser for certain services related to a portion of the payment of salary and provision of benefits to the Fund's Chief Compliance Officer. During the year ended September 30, 2011 these payments amounted to $51,824 and are included in the other category in the Statement of Operations together with insurance and other expenses incurred to unaffiliated entities. Expenses incurred pursuant to the Agreement as well as certain expenses paid for by the Adviser are allocated in an equitable fashion as approved by the Board of the Fund.

The Fund pays compensation to Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The Fund does not pay compensation directly to Trustees or officers of the Fund who are also officers of the Adviser.

(3) Other Transactions with Affiliates

An affiliate company is a company in which the Fund holds 5% or more of the voting securities. Transactions with such companies during the year ended September 30, 2011 were as follows:

Issuer	Value on September 30, 2010	Purchases	Sales	Income	Value on September 30, 2011
Agilix Corporation	$94,540		$—	$—	$2,635
Concentric Medical, Inc.	2,759,385		—	—	6,792,332
IntelliPharmaCeutics International, Inc.	—	$1,599,000	—	—	2,785,458
MZT Holdings, Inc.	54,435	—	—	—	45,630
Palyon Medical Corporation	1,537,020	—	—	—	1,537,020
PHT Corporation	3,503,912	—	—	—	3,503,912
Veniti, Inc .	—	2,255,000	—	—	2,255,000
	$7,949,292	$3,854,000	$—	$—	$16,921,987

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2011

(continued)

(4) Private Companies and Other Restricted Securities

The Fund may invest in private companies and other restricted securities if these securities would currently comprise 40% or less of net assets. The value of these securities represents 21% of the Fund's net assets at September 30, 2011.

At September 30, 2011, the Fund had commitments of $2,326,644 relating to additional investments in three private companies.

The following table details the acquisition date, cost, carrying value per unit, and value of the Fund's private companies and other restricted securities at September 30, 2011. The Fund on its own does not have the right to demand that such securities be registered.

Security (#)	Acquisition Date	Cost	Carrying Value per Unit	Value
Agilix Corporation
Series B Cvt. Pfd.	11/08/01	$1,567,795	$0.00	$2,635
A.P. Pharma, Inc.
Warrants (expiration 7/01/16)	06/30/11	555	0.12	248,000
Athersys, Inc.
Warrants (expiration 6/08/12)	6/07/07	0	0.00	0
Aveta, Inc.
Common	12/21/05	2,003,155	9.00	1,333,332
CardioKinetix, Inc.
Series C Cvt. Pfd.	5/22/08	1,652,778	0.26	618,778
Series D Cvt. Pfd.	12/10/10	544,955	0.11	470,495
Series E Cvt. Pfd.	9/14/11	803,462	0.10	846,234
Warrants (expiration 12/11/19)	12/10/09, 2/11/10	123	0.00	0
Warrants (expiration 6/03/20)	6/03/10, 9/01/10	123	0.00	0
Warrants (expiration 7/07/21)	7/07/11	48	0.00	0
Ceracor Laboratories, Inc.
Common	3/31/98	0	0.56	73,033
Ceres, Inc.
Series C Cvt. Pfd.	12/23/98	1,001,628	6.50	1,625,000
Series C-1 Cvt. Pfd.	03/31/01	74,397	6.50	139,503
Series D Cvt. Pfd.	03/14/01	1,047,369	6.50	1,141,010
Series F Cvt. Pfd.	9/05/07	186,412	6.50	184,503
Cvt. Promissory Notes	8/01/11	108,341	100.00	108,086
Warrants (expiration 9/05/15)	9/05/07	15	0.00	0
Concentric Medical, Inc.
Series B Cvt. Pfd.	5/07/02, 1/24/03	2,220,729	1.28	4,141,175
Series C Cvt. Pfd.	12/19/03	1,000,570	1.28	1,488,371
Series D Cvt. Pfd.	9/30/05	638,681	1.28	582,826
Series E Cvt. Pfd.	12/18/08	455,187	1.28	579,960
Euthymics Biosciences, Inc.
Series A Cvt. Pfd.	7/14/10 - 3/08/11	1,974,249	1.00	1,967,757
iCAD, Inc.
(Locked-up until 12/31/11) Common	1/05/11	47,584	0.45	16,206
(Locked-up until 6/30/12) Common	1/05/11	180,321	0.42	61,414
IntelliPharmaCeutics International, Inc.
Warrants (expiration 2/01/13)	1/31/11	0	0.72	230,256
Warrants (expiration 2/01/16)	1/31/11	0	1.29	412,542
Interlace Medical
Milestone Interest	1/14/11	2,686,309	2,756,278	2,756,278
Labcyte, Inc.
Series C Cvt. Pfd.	7/18/05	1,283,262	0.52	1,280,000

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2011

(continued)

Security (#)	Acquisition Date	Cost	Carrying Value per Unit	Value
MacroGenics, Inc.
Series D Cvt. Pfd.	9/04/08	$878,863	$0.65	$156,006
Magellan Biosciences, Inc.
Series A Cvt. Pfd.	11/28/06 - 10/01/09	864,573	0.77	1,664,039
Warrants (expiration 4/01/19)	4/03/09	137	0.00	0
Warrants (expiration 5/06/19)	5/12/09	11	0.00	0
MZT Holdings, Inc.
Warrants (expiration 1/22/12)	1/21/06	0	0.00	0
OmniSonics Medical Technologies, Inc.
Series A-1 Cvt. Pfd.	10/01/03	1,201,037	0.00	1,032
Series B-1 Cvt. Pfd.	6/04/07, 11/15/07	668,067	0.00	878
Common	5/24/01, 7/02/07	1,606,361	0.00	62
OncoGenex Pharmaceuticals, Inc.
Warrants (expiration 10/22/15)	10/22/10	0	1.65	61,875
Palyon Medical Corporation
Series A Cvt. Pfd.	4/28/09	2,062,094	0.16	1,537,020
PHT Corporation
Series D Cvt. Pfd.	7/23/01	2,804,181	0.78	2,800,000
Series E Cvt. Pfd.	9/12/03 - 10/14/04	627,548	0.78	626,337
Series F Cvt. Pfd.	7/21/08	81,729	0.78	77,575
Songbird Hearing, Inc.
Common	12/14/00	2,003,239	0.67	93
TargeGen
Milestone Interest	7/20/10	4,074,529	4,627,443	4,627,443
TherOx, Inc.
Series H Cvt. Pfd.	9/11/00	2,001,787	1.14	49,739
Series I Cvt. Pfd.	7/08/05	386,640	1.14	113,995
Tibion Corporation
Series B Cvt. Pfd.	2/23/11	1,644,674	0.50	1,640,000
Veniti, Inc.
Series A Cvt. Pfd.	2/28/11	2,266,050	0.87	2,255,000
Xoft
Milestone Interest	1/05/11	585,283	668,006	668,006
Zyomyx, Inc.
Common	2/19/99 - 7/22/04	2,601,012	0.25	11
		$45,835,863		$36,586,505

(#) See Schedule of Investments and corresponding footnotes for more information on each issuer.

(5) Tender Offer

On April 25, 2011, the Trustees approved a tender offer by the Fund to acquire up to 35% of its outstanding shares for cash at a price equal to 98% of the Fund's net asset value per share as of the close of regular trading on the New York Stock Exchange on the business day immediately following the day the offer expires (the "Tender Offer"). The Tender Offer commenced on May 3, 2011 and expired on May 31, 2011.

In connection with the tender offer, the Fund purchased 7,796,312 shares at a total cost of approximately $104,214,862. The tender offer was oversubscribed, and all tenders of shares were subject to proration at a ratio of approximately 67.5157% in accordance with the terms of the tender offer.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of H&Q Life Sciences Investors:

We have audited the accompanying statement of assets and liabilities of H&Q Life Sciences Investors (the "Fund"), including the schedule of investments, as of September 30, 2011, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of H&Q Life Sciences Investors as of September 30, 2011, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
November 22, 2011

H&Q LIFE SCIENCES INVESTORS

TRUSTEES

H&Q Life Sciences Investors
2 Liberty Square, 9th Floor
Boston, Massachusetts 02109
(617) 772 - 8500

Name, Address[1] and Date of Birth	Position(s) Held with Fund, Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorship Held	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees:

Rakesh K. Jain, Ph.D. 12/1950	Trustee (since 2007)	Director, Steele Lab of Tumor Biology at Massachusetts General Hospital (since 1991); A.W. Cook Professor of Tumor Biology (Radiation Oncology) at Harvard Medical School (since 1991); Ad hoc Consultant/Scientific Advisory Board Member for pharmaceutical/biotech companies (various times since 2002); Ad hoc Consultant, Gershon Lehman Group (since 2004); Advisory Committee Member, Department of Biotechnology, Government of India (since 2004).	2

Lawrence S. Lewin 4/1938	Trustee (since 1992) and Chairman (since 2000)	Self-employed Executive Consultant (since 1999).	2

Oleg M. Pohotsky 3/1947	Trustee (since 2000)	Consultant and Managing Partner, Right Bank Partners (since 2002); Adviser, Board Advisers, Kaufman & Co. LLC (since 2008); Organizer/Incorporator, EmprendMex (since 2009); Director, Avangard Investment Holdings (since 2011).	2

William S. Reardon, CPA 6/1946	Trustee (since 2010)	Director, Idera Pharmaceuticals, Inc (since 2002); Director, Synta Pharmaceuticals, Inc. (since 2004).	2

Uwe E. Reinhardt, Ph.D. 9/1937	Trustee (since 1992)	Professor of Economics, Princeton University (since 1968); Director, Boston Scientific Corporation (since 2002); Director, Amerigroup, Inc. (since 2002).	2

H&Q LIFE SCIENCES INVESTORS

TRUSTEES

(continued)

Name, Address[1] and Date of Birth	Position(s) Held with Fund, Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorship Held	Number of Portfolios in Fund Complex Overseen by Trustee
Lucinda H. Stebbins, CPA 11/1945	Trustee (Since 2006)	Independent Consultant, Deutsche Bank (since 2004); Director, Deutsche Asset Management (2002-2004); Director, Bald Peak Land Company, Inc. (since 2008); Trustee, Massachusetts Hospital School (1997-2008).	2

Interested Trustees:

Daniel R. Omstead, Ph.D.[3] 7/1953	President (Since 2001); Trustee (Since 2003)	President of H&Q Healthcare Investors (HQH) and the Fund (Since 2001); President, Chief Executive Officer and Managing Member of Hambrecht & Quist Capital Management LLC (Since 2002); Director, Magellan Biosciences, Inc. (Since 2006); Director, Elemé Medical, Inc. (since 2008); Director, Concentric Medical, Inc. (2003-2007; 2008-present); Director, Palyon Medical Corporation (since 2009); Director, Tibion Corporation (since 2011).	2

1  The Address for each Trustee is c/o the Fund at the Fund's Address as set forth above.

2  Each Trustee currently is serving a three year term.

3  Trustee considered to be an "interested person" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), through position or affiliation with the Adviser.

H&Q LIFE SCIENCES INVESTORS

OFFICERS

Name, Address[1] and Date of Birth	Position(s) Held with Fund, Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years
Daniel R. Omstead, Ph.D. 7/1953	President (Since 2001); Trustee (Since 2003)	President of HQH and the Fund (Since 2001); Trustee of HQH and the Fund Since 2003); President, Chief Executive Officer and Managing Member of Hambrecht & Quist Capital Management LLC (Since 2002); Director, Magellan Biosciences, Inc. (Since 2006); Director, Elemé Medical, Inc. (since 2008); Director, Concentric Medical, Inc. (2003-2007; 2008-present); Director, Palyon Medical Corporation (since 2009); Director, Tibion Corporation (since 2011).

Laura Woodward, CPA 11/1968	Chief Compliance Officer, Secretary and Treasurer (since 2009)	Chief Compliance Officer, Secretary and Treasurer, HQH and the Fund (Since 2009); Chief Compliance Officer and Vice President of Fund Administration, Hambrecht and Quist Capital Management LLC (Since 2009); Senior Manager, PricewaterhouseCoopers LLP (1990-2009).

1  The Address for each officer is c/o the Fund at the Fund's Address as set forth above.

2  Each officer serves in such capacity for an indefinite period of time at the pleasure of the Trustees.

The Fund's Statement of Additional Information includes additional information about the fund Directors and is available without charge, upon request by calling (617) 772-8500 or writing to Hambrecht & Quist Capital Management LLC at Liberty Square, 9th Floor, Boston, MA 02109.

H&Q LIFE SCIENCES INVESTORS

CERTIFICATIONS

The Fund's President has certified to the New York Stock Exchange (NYSE) that as of July 12, 2011, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. In addition, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and applicable Securities and Exchange Commission (SEC) rules, the Fund's President and Treasurer made quarterly certifications during the fiscal year that were filed with the SEC as exhibits to Form N-CSR and Form N-Q filings and related to the Fund's disclosure in such reports, disclosure controls and procedures and internal control over financial reporting, as required.

SPECIAL MEETING REPORT

A Special Meeting of Shareholders was held on May 2, 2011. Shareholders voted to approve an amendment to the Fund's Declaration of Trust to remove certain limitations on the Trustees' authority to cause the Fund to repurchase its outstanding shares by the following votes:

For	Against	Abstain
11,915,689	848,046	186,969

ANNUAL MEETING REPORT

An Annual Meeting of Shareholders was held on July 8, 2011. Shareholders voted to elect three Trustees of the Fund to hold office for the terms described below or until their respective successors shall have been duly elected and qualified. The following votes were cast with respect to each of the nominees:

	For	Withheld
Eric Oddleifson	11,970,873	1,274,503
Oleg M. Pohotsky	11,934,088	1,311,288
William S. Reardon	11,960,665	1,284,711

Eric Oddleifson, Oleg M. Pohotsky and William S. Reardon, CPA were elected to serve until the 2014 Annual Meeting. Trustees serving until the 2012 Annual Meeting are Rakesh K. Jain, Ph. D., Daniel R. Omstead, Ph. D. and Lucinda H. Stebbins, CPA. Trustees serving until the 2013 Annual Meeting are Lawrence S. Lewin and Uwe E. Reinhardt, Ph. D.

Shareholders ratified the appointment of Deloitte & Touche LLP as the independent registered public accountants of the Fund for the fiscal year ending September 30, 2011 by the following votes:

For	Against	Abstain
12,666,923	148,914	429,539

Shareholders opposed a shareholder proposal regarding annual terms of trustees by the following votes:

For	Against	Abstain	Non-Votes
2,976,954	4,480,625	308,871	5,478,926

H&Q LIFE SCIENCES INVESTORS

FOR MORE INFORMATION

A description of the Fund's proxy voting policies and procedures and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request by calling 1-800-451-2597; (ii) by writing to Hambrecht & Quist Capital Management LLC at 2 Liberty Square, 9th Floor, Boston, MA 02109; (iii) on the Fund's website at www.hqcm.com; and (iv) on the SEC's website at http://www.sec.gov.

The Fund's complete Schedule of Investments for the first and third quarters of its fiscal year will be filed quarterly with the SEC on Form N-Q. This Schedule of Investments will also be available on the Fund's website at www.hqcm.com, or the SEC's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC or by calling 1-800-SEC-0330.

FEDERAL TAX INFORMATION (unaudited)

Certain information for the Fund is required to be provided to shareholders based on the Fund's income and distributions for the taxable year ended December 31, 2011. In February 2012, shareholders will receive Form 1099-DIV, which will include their share of qualified dividends and capital gains and return of capital distributed during the calendar year 2011. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual tax returns.

For corporate shareholders, 3.56% of ordinary income dividends paid by the Fund qualified for the dividends received deduction during the year ended September 30, 2011.

Under Section 854(b)(2) of the Code, the Fund designated $555,520 as qualified dividends for the year ended September 30, 2011.

DISTRIBUTION POLICY

The Fund has a fixed distribution policy as described in the Notes to Financial Statements. For more information contact your financial adviser.

SHARE REPURCHASE PROGRAM

In June 2011, the Trustees authorized a share repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares for a one year period beginning July 11, 2011.

PORTFOLIO MANAGEMENT

Daniel R. Omstead, Ph.D., Christopher F. Brinzey, M.B.A., Frank Gentile, Ph.D. and Jason C. Akus, M.D./M.B.A. are members of a team that analyzes investments on behalf of the Fund. Dr. Omstead exercises ultimate decision making authority with respect to investments.

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H&Q LIFE SCIENCES INVESTORS

New York Stock Exchange Symbol: HQL

2 Liberty Square, 9th Floor
Boston, Massachusetts 02109
(617) 772-8500
www.hqcm.com

Officers

Daniel R. Omstead, Ph.D., President
Laura Woodward, CPA, Chief Compliance Officer,
Secretary and Treasurer

Trustees

Rakesh K. Jain, Ph.D.
Lawrence S. Lewin
Daniel R. Omstead, Ph.D.
Oleg M. Pohotsky
Uwe E. Reinhardt, Ph.D.
Lucinda H. Stebbins, CPA
William S. Reardon, CPA

Investment Adviser

Hambrecht & Quist Capital Management LLC

Administrator & Custodian

State Street Bank and Trust Company

Transfer Agent

Computershare Shareholder Services, Inc.

Legal Counsel

Dechert LLP

Shareholders with questions regarding share transfers may call

1-800-426-5523

Daily net asset value may be obtained from

our website (www.hqcm.com) or by calling

1-800-451-2597

001CS15670

Item 2.  CODE OF ETHICS.

(a)                                                                                  As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)                                                                                 No disclosures are required by this Item.

(c)                                                                                  During the period covered by this report, the Registrant did not make any substantive amendment to the code of ethics.

(d)                                                                                 During the period covered by this report, the Registrant did not grant any waiver, including any implicit waiver, from any provision of the code of ethics.

(e)                                                                                  Not applicable.

(f)                                                                                    A copy of the Registrant’s Code of Ethics is filed as Exhibit 1 to this Form N-CSR.  Copies of the Code will also be made available, free of charge, upon request, by writing or calling Hambrecht & Quist Capital Management, LLC at 2 Liberty Square, 9th Floor, Boston, MA  02109, 1-800-451-2597.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.  The audit committee financial expert is Oleg M. Pohotsky.  He is “independent” for the purposes of Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)                                  Audit Fees.  The aggregate fees in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $92,000 for the fiscal year ended September 30, 2011 and $74,500 for the fiscal year ended September 30, 2010.

(b)                                 Audit Related Fees.  The Registrant was not billed any fees in each of the last two fiscal years ended September 30 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and not otherwise included above.

(c)                                  Tax Fees.  The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $4,500 for the fiscal year ended September 30, 2011 and $4,500 for the fiscal year ended September 30, 2010.  The nature of the services comprising the fees disclosed under this category was tax compliance.

(d)                                 All Other Fees.  The Registrant was not billed any fees in each of the last two fiscal years ended September 30 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)                                  (1)  Pre-approval Policies and Procedures.

Pursuant to the Registrant’s Audit Committee Charter (“Charter”), the Audit Committee is responsible for approving in advance the firm to be employed as the Registrant’s independent auditor.  In addition, the Charter provides that the Audit Committee is responsible for approving any and all proposals by the Registrant, its investment adviser or their affiliated persons or any entity controlling, controlled by, or under common control with the adviser that provides services to the Registrant to employ the independent auditor to render permissible non-audit services related directly to the operations and financial reporting of the Registrant.  In determining whether to pre-approve non-audit services, the Audit Committee considers whether such services are consistent with the independent auditor’s independence.  The Charter further permits the Audit Committee to delegate to one or more of its members authority to pre-approve permissible non-audit services to the registrant, provided that any pre-approval determination of a delegate is for services with an estimated budget of less than $15,000.

(2)   All of the services described in each of paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)                                    Not applicable.

(g)                                 None.

(h)                                 Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act (15 U.S.C. 78c(a)(58)(A)).  The members of the Audit Committee are Oleg M. Pohotsky, Uwe E. Reinhardt and Lucinda H. Stebbins.

ITEM 6.  INVESTMENTS.

The Registrant’s Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant has adopted the following proxy voting policies and procedures.

PROXY VOTING POLICIES AND PROCEDURES

Policy

The following are the policies and procedures adopted and implemented by Hambrecht & Quist Capital Management LLC (“HQCM”) for voting proxies with respect to portfolio securities held by H&Q Healthcare Investors and H&Q Life Sciences Investors (each a “Fund” and collectively the “Funds”). The policies and procedures are reasonably designed to ensure that proxies are voted in the best interest of the Funds and the Funds’ shareholders, in accordance with HQCM’s fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Investment Advisers Act”). HQCM considers the “best interests” of the Funds and their shareholders to mean their best long-term economic interests.

HQCM shall vote proxies for the exclusive benefit, and in the best economic interest, of the Funds and their shareholders. Such exercise of voting rights shall be subject to the same standard of care as is generally applicable to HQCM’s performance of its duties, as set forth in the advisory agreements with the Funds. The policies and procedures contained herein are designed to be guidelines, however each vote is ultimately cast on a case-by-case basis, taking into consideration the relevant facts and circumstances at the time of the vote. Any material conflicts that may arise will be resolved in the best interests of the Funds and their shareholders.

A proxy committee has been designated and is responsible for administering and overseeing the proxy voting process. The committee consists of the President of HQCM, HQCM’s Chief Compliance Officer (“CCO”), and the analyst responsible for oversight of the company that is the subject of the proxy.  The committee considers proxy questions and determines the vote on behalf of the Funds.

Procedures

Logistics

HQCM’s CCO shall be responsible for maintaining the proxy log, monitoring corporate actions and confirming the timely voting of proxies. The proxy log shall contain the following information, in accordance with Form N-PX:

•                  the name of the issuer;

•                  the exchange ticker symbol, if available;

•                  the CUSIP number, if available;

•                  the shareholder meeting date;

•                  a brief identification of the matter voted on;

•                  whether the matter was proposed by the issuer or a security holder;

•                  whether HQCM cast its vote on the matter;

•                  how HQCM cast its vote on the matter (for, against, abstain; for or withhold regarding the election of directors); and

•                  whether HQCM cast its vote for or against management;

HQCM’s CCO shall also record whether any conflicts of interest have been identified and, if so, what action was taken to resolve the conflict with respect to each vote cast and each abstention.

Substantive Voting Decisions

HQCM’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote. The following is a list of common proxy vote issues and HQCM’s standard considerations when determining how to vote such proxies.

Routine Matters/Corporate Administrative Items. After an initial review, HQCM generally votes with management on routine matters related to the operation of the issuer that are not expected to have a significant economic impact on the issuer and/or its shareholders.

Potential for Major Economic Impact. HQCM may review and analyze on a case-by-case basis, non-routine proposals that are more likely to affect the structure and operation of the issuer and to have a greater impact on the value of the investment.

Corporate Governance. HQCM may review and consider corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices.

Special Interest Issues. HQCM may consider: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management’s responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; and (iv) the responsibility of HQCM to vote proxies for the greatest long-term shareholder value.

Limitations on Director Tenure and Retirement. HQCM may consider: (i) a reasonable retirement age for directors, e.g. 70 or 72; (ii) the introduction of new perspectives on the board; and (iii) the arbitrary nature of such limitations and the possibility of detracting from the board’s stability and continuity.

Directors’ Minimum Stock Ownership. HQCM may consider: (i) the benefits of additional vested interest; (ii) the ability of a director to serve a company well regardless of the extent of his or her share ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

D&O Indemnification and Liability Protection. HQCM may consider: (i) indemnifying directors for acts conducted in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (e.g. negligence);

and (iv) providing expanded coverage in cases when a director’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the issuer.

Director Nominations in Contested Elections. HQCM may consider: (i) long-term financial performance of the issuer relative to its industry; (ii) management’s track record; (iii) background to proxy contest; (iv) qualifications of both slates of nominees; (v) evaluations of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and (vi) stock ownership positions.

Cumulative Voting. HQCM may consider: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director or directors of their choosing; and (iii) the potential to limit the ability of directors to work for all shareholders.

Classified Boards.  HQCM may consider: (i) providing continuity; (ii) promoting long-term planning; and (iii) guarding against unwanted takeovers.

Poison Pills. HQCM may consider: (i) HQCM’s position on supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price demonstrably below the true value of the issuer.

Fair Price Provisions. HQCM may consider: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

Equal Access. HQCM may consider: (i) the opportunity for significant shareholders of the issuer to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden.

Charitable Contributions. HQCM may consider: (i) the potential benefits to shareholders; (ii) the potential to detract the issuer’s resources from more direct uses of increasing shareholder value; and (iii) the responsibility of shareholders to make individual contributions.

Stock Authorizations: HQCM may consider: (i) the need for the increase; (ii) the percentage increase with respect to the existing authorization; (iii) voting rights of the stock; and (iv) overall capitalization structures.

Preferred Stock. HQCM may consider: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

Director Compensation. HQCM may consider: (i) whether director shares are at the same market risk as those of the shareholders; and (ii) how option programs for outside directors compare with the standards of internal programs.

Golden and Tin Parachutes. HQCM may consider: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

Compensation. HQCM may consider: (i) Whether the company has an independent compensation committee; (ii) whether the compensation committee engaged independent consultants; (iii) whether the compensation committee has lapsed or waived equity vesting restrictions; and (iv) whether the company has adopted or extended a Golden Parachute without shareholder approval. HQCM will generally support annual advisory votes on executive compensation.

Limitations

HQCM may abstain from voting a proxy if it concludes that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant. HQCM may abstain from voting a proxy if it concludes that the cost of voting is disproportionate to the economic impact the vote would have on the portfolio holdings. With respect to certain privately held companies, HQCM may not have the opportunity to vote or may have a limitation on its ability to vote. For example, in certain cases a company may be permitted by its charter or other governing documents to take action without a shareholder meeting and with written consent of fewer than all shareholders.

Conflicts of Interest

The Proxy Committee identifies any potential conflicts of interest.  Each potential conflict must be addressed in a manner which will be in the best interest of the Funds and their shareholders. If any potential conflict is identified the Proxy Committee consults with the Funds’ counsel.  Where conflicts of interest arise between clients and HQCM, HQCM may convene an ad-hoc committee to debate the conflict and to give a ruling on a preferred course of action. If the ad-hoc committee determines that HQCM has a conflict of interest in any instance, HQCM’s CCO shall disclose the conflict to the Board and seek voting instructions.

HQCM may cause the proxies to be voted in accordance with the recommendations of an independent third party service provider that HQCM may use to assist in voting proxies.

Disclosure

The following disclosure shall be provided in connection with these policies and procedures:

•                  HQCM shall provide a description or a copy of these policies and procedures to the Boards of Trustees of the Funds annually and upon request.

•                  HQCM shall make available to the Funds its proxy voting records, for inclusion on the Funds’ Form N-PX.

•                  HQCM shall include its proxy voting policies and procedures in its annual filing on Form N-CSR.

•                  HQCM shall cause the Funds’ shareholder reports to include a statement that a copy of these policies and procedures is available upon request (i) by calling a toll-free number; (ii) on the Funds’ website, (if the Funds choose); and (iii) on the SEC’s website.

•                  HQCM shall cause the Funds’ annual and semi-annual reports to include a statement that information is available regarding how the Funds voted proxies during the most recent twelve-month period (i) without charge, upon request, either by calling a toll-free number or on or through the Funds’ website, or both; and (ii) on the SEC’s website.

Recordkeeping

HQCM shall maintain records of proxies voted in accordance with Section 204-2 of the Advisers Act, including proxy statements, a record of each vote cast, and a copy of any document created by the Adviser that was material to making a decision of how to vote the proxy, or that memorializes the basis for the Adviser’s decision on how to vote the proxy. HQCM shall also maintain a copy of its policies and procedures and each written request from a client for proxy voting records and the Adviser’s written response to any client request, either written or oral, for such records. Proxy statements that are filed on EDGAR shall be considered maintained by HQCM. All such records shall be maintained for a period of five years in an easily accessible place, the first two years in the offices of HQCM.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) (1)      As of November 30, 2011, Daniel R. Omstead, Ph.D., Christopher F. Brinzey, M.B.A., Frank T. Gentile, Ph.D. and Jason C. Akus, M.D./M.B.A. are members of a team that analyzes investments on behalf of the Registrant.  Dr. Omstead exercises ultimate decision making authority with respect to investments.  Dr. Omstead also performs other duties including management of the investment adviser and makes investments on behalf of H&Q Healthcare Investors (“HQH”).  The date each team member joined the portfolio management team and each team member’s business experience for at least the last five years is included below.

Daniel R. Omstead, Ph.D., is President and Chief Executive Officer of the investment adviser and has been employed by the investment adviser of the Registrant since 2000. He is also President of the Registrant and HQH.

Christopher F. Brinzey is Senior Vice President, Research of the investment adviser. Mr. Brinzey joined the investment adviser of the Registrant in 2001 and is responsible for investment research and venture investment due diligence in the following areas: specialty pharmaceuticals and life sciences information technology and services.

Frank T. Gentile, Ph.D., is Senior Vice President, Research of the investment adviser. Dr. Gentile joined the investment adviser of the Registrant in 2002. His emphasis is on the analysis of private and public companies in the fields of Functional Genomics and Proteomics, as well as Cell and Gene Therapy.

Jason C. Akus, M.D./M.B.A., is Vice President, Research of the investment adviser and is responsible for investment research and due diligence in the biotechnology, medical device, and diagnostic areas. Dr. Akus joined the investment adviser of the Registrant in 2001.

(a) (2)      The following table lists the number and types of other accounts and assets under management in those accounts advised by the Registrant’s portfolio management team as of the end of the Registrant’s fiscal year.

	REGISTERED
	INVESTMENT
PORTFOLIO	COMPANY	ASSETS	POOLED	ASSETS	OTHER	ASSETS
MANAGER	ACCOUNTS	MANAGED	ACCOUNTS	MANAGED	ACCOUNTS	MANAGED
Daniel R. Omstead	1	$379 million	0	0	0	0
Christopher F. Brinzey	1	$379 million	0	0	0	0
Frank T. Gentile	1	$379 million	0	0	0	0
Jason C. Akus	1	$379 million	0	0	0	0

None of the funds or other accounts are subject to a performance-based advisory fee.

Each member of the portfolio management team may perform investment management services for other accounts similar to those provided to the Registrant and the investment action for each account may differ. The portfolio management team may discover an investment opportunity that may be suitable for more than one account. However, the investment opportunity may be limited so that all accounts may not be able to fully participate or an investment opportunity or investment allocation may be allocated to just one account or may be allocated between accounts at different levels based on an investment decision made by the investment team.  The investment team may subsequently make investment decisions that result in investment levels that make the accounts more differentiated or, conversely, more closely or completely aligned.  Such investment decisions may occur within a day or two.  In addition, the investment adviser may receive different compensation from each account. In that case, the portfolio management team may have an incentive to direct investments to an account that could result in higher fees for the investment adviser. The registrant has adopted procedures designed to allocate investments fairly across multiple accounts.

Additionally, a portfolio manager may be perceived to have a conflict of interest if he has other executive management responsibilities.  In addition to managing the Registrant and HQH, Dr. Omstead is the President of the investment adviser of the Registrant.  Dr. Omstead periodically discusses the amount of time he allocates to each of his responsibilities with the Registrant’s Board of Trustees.

The portfolio management team’s management of personal accounts may also present certain conflicts of interest.  The Registrant has adopted a code of ethics designed to address these potential conflicts.

(a) (3)      As of September 30, 2011, portfolio manager compensation is comprised of a base salary and discretionary compensation as described below.

Base Salary Compensation.  The team members receive a base salary compensation linked to individual experience and responsibilities. The amount of base salary is reviewed annually.

Discretionary Compensation.  Discretionary Compensation is in the form of a cash bonus, paid annually, which may be up to 60% of the team member’s base salary. Several factors affect discretionary compensation, which can vary by team member and circumstances. The discretionary compensation component is determined based on four factors including investment performance of accounts managed by the team relative to an appropriate benchmark and/or peer funds, performance of specific investments proposed by the individual, financial performance of the investment adviser and a qualitative assessment of the individual overall contribution to the investment team and to the investment adviser. Discretionary compensation is evaluated annually after the completion of the Registrant’s fiscal year.

(a) (4)      As of September 30, 2011, the dollar range of Registrant’s shares beneficially owned by the portfolio managers are as follows as of the end of the Registrant’s fiscal year:

PORTFOLIO MANAGER	DOLLAR RANGE OF SHARES BENEFICIALLY OWNED
Daniel R. Omstead	$100,001-500,000
Christopher F. Brinzey	none
Frank T. Gentile	none
Jason C. Akus	none

(b) N/A.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period (12 months)	(a) Total No. of Shares Purchased	(b) Average Price Paid per Share	(c) Total No. of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum No. of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (Oct. 1, 2010 — Oct. 31, 2010)
Month #2 (Nov. 1, 2010 — Nov. 30, 2010)
Month #3 (Dec. 1, 2010 — Dec. 31, 2010)
Month #4 (Jan. 1, 2011 — Jan. 31, 2011)
Month #5 (Feb. 1, 2011 — Feb. 28, 2011)
Month #6 (Mar. 1, 2011 — Mar. 31, 2011)
Month #7 (Apr. 1, 2011 – Apr. 30, 2011)
Month #8 (May 1, 2011 – May 31, 2011)
Month #9 (June 1, 2011 – June 30, 2011)
Month #10 (Jul. 1, 2011 – Jul. 31, 2011)
Month #11 (Aug. 1, 2011 – Aug. 31, 2011)				1,760,394
Month #12 (Sep. 1, 2011 – Sep. 30, 2011)	271,823	10.74	271,823	1,488,571
Total	271,823	10.74	271,823

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR229.407)(as required by  Item 22(b)(15) of Schedule 14A (17 CFR240.14a-101)), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)              In the opinion of the principal executive officer and principal financial officer, based on their evaluation which took place within 90 days of this filing, the Registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time period specified in the Securities and Exchange Commission’s rules and forms.

(b)               There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that have materially affected or that are reasonably likely to materially affect the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1)                 The Code of Ethics that is the subject of the disclosure required by Item 2 is attached hereto (Exhibit 1).

(a) (2)                 Separate certifications of the Principal Executive and Financial Officers as required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 2 and 3).

(b)                                   Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 4).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	H&Q LIFE SCIENCES INVESTORS

By (Signature and Title)*	/s/ Daniel R. Omstead
Daniel R. Omstead, President

Date:	12/5/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Laura Woodward
Laura Woodward, Treasurer

Date:	12/5/11

* Print the name and title of each signing officer under his or her signature.